UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): November 7, 2005



                               GraphOn Corporation
             (Exact name of Registrant as specified in its charter)


         Delaware                    0-21683                 13-3899021
 (State of incorporation)     (Commission File No.)         (IRS Employer
                                                         Identification No.)

                          5400 Soquel Avenue, Suite A-2
                          Santa Cruz, California 95062
                    (Address of principal executive offices)


                  Registrant's telephone number: (800) 472-7466


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 4.02.  Non-Reliance on Previously Issued Financial Statements or a
          Related Audit Report or Completed Interim Review.

      On November 7, 2005, following discussions between Registrant's management and Registrant's independent registered public accounting firm, Registrant determined that certain convertible preferred stock that Registrant had privately sold during the quarter ended March 31, 2005 contained a beneficial conversion feature having an ascribed value of $4,000,000, which should have been recorded in that quarter as a non-cash dividend to the holders of such preferred stock. Registrant, therefore, has concluded that its financial statements for the first and second quarters of 2005, as filed under the Securities Exchange Act of 1934 on May 23, 2005 and August 22, 2005, respectively, should no longer be relied upon and has restated such financial statements to give effect to such beneficial conversion feature by recording its value in both Registrant's additional paid-in capital and accumulated deficit. Amended reports on Form 10-Q for Registrant's quarterly periods ended March 31, 2005 and June 30, 2005, respectively, reflecting such restatement have been filed under the Securities Exchange Act of 1934.

      In particular, Registrant's restated financial statements reflect an increase in basic and diluted loss per share from $0.01 to $0.15 for the three-month period ended March 31, 2005 and from $0.02 to $0.12 for the six-month period ended June 30, 2005, respectively. Basic and diluted loss per share for the three-month period ended June 30, 2005 remained unchanged. Net loss for the three-month period ended March 31, 2005 and for the three-month and six-month periods ended June 30, 2005 also remained unchanged.

      The restated financial statements also reflect the common stock issued by Registrant in connection with its January 31, 2005 acquisition of Network Engineering Software, Inc. as if such shares had been issued on January 1, 2004, thereby decreasing pro forma basic and diluted loss per share from $0.04 to $0.03 for the three-month period ended March 31, 2004 and from $0.10 to $0.07 for the six-month period ended June 30, 2004, respectively.







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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 14, 2005


                                    GraphOn Corporation



                                    By:  /s/ William Swain
                                        --------------------------------------

                                       Name:  William Swain
                                       Title:  Chief Financial Officer